UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 Date of Report
                                 April 18, 2003
                                 --------------

                        FARMERS CAPITAL BANK CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    Kentucky
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                  State or other jurisdiction of incorporation

 0-14412                                                61-1017851
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(Commission File Number)                    (I.R.S. Employer Identification No.)

P.O. Box 309
Frankfort, Kentucky                                       40602
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(Address of principle executive offices)                 (Zip Code)


               Registrant's telephone number, including area code:
                                 (502) 227-1600


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

Exhibit 99.1 - Press Release Dated April 18, 2003.


Item 9.  Regulation FD Disclosures

The following information is being furnished under Item 12 - Results of Operations and Financial Condition, of this Form 8-K in accordance with interim guidance issued by the SEC in release No. 33-8216.

On April 18, 2003 Farmers Capital Bank Corporation issued a press release announcing its earnings for the first quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Farmers Capital Bank Corporation

April 21, 2003                         By:/s/ G. Anthony Busseni
                                          --------------------------------------
                                          G. Anthony Busseni
                                          President and Chief Executive Officer